                                                                   EXHIBIT 10.16








                     MASTER MOTOR VEHICLE LEASE AGREEMENT
                         dated as of October 17, 1996


                                    between

                                  RCTR, INC.

                                as Lessor, and

                                RYDER TRS, INC.

                                   as Lessee



AS SET FORTH IN SECTION 12 HEREOF, LESSOR HAS ASSIGNED TO THE COLLATERAL AGENT (AS DEFINED HEREIN) CERTAIN OF ITS RIGHT, TITLE AND INTEREST IN AND TO THIS LEASE. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION) NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE COLLATERAL AGENT ON THE SIGNATURE PAGE THEREOF.

                               TABLE OF CONTENTS


                                                               Page
SECTION 1.  CERTAIN DEFINITIONS.............................     1
     Section 1.1.  Certain Definitions......................     1
     Section 1.2.  Accounting and Financial
                    Determinations..........................     1
     Section 1.3.  Cross References; Headings...............     2
     Section 1.4.  Interpretation...........................     2

SECTION 2.  GENERAL AGREEMENT...............................     2
     Section 2.1.  Operating Lease..........................     2
     Section 2.2.  Leasing of Vehicles......................     2
     Section 2.3.  Lessee to Act as Lessor's Agent               3
     Section 2.4.  Payment of Purchase Price by
                    Lessor; Certain Additional Payments
                    to the Servicer.........................     3
     Section 2.5.  Non-liability of Lessor..................     3

SECTION 3.  TERM............................................     4
     Section 3.1.  Vehicle Lease Commencement Date               4
     Section 3.2.  Lease Commencement Date..................     4

SECTION 4.  CONDITIONS PRECEDENT............................     4

SECTION 5.  RENT AND CHARGES................................     4
     Section 5.1.  Payment of Rent..........................     4
     Section 5.2.  Payment of Casualty Payments.............     4
     Section 5.3.  Late Payment.............................     5

SECTION 6.  CASUALTY OBLIGATION.............................     5

SECTION 7.  VEHICLE USE.....................................     5

SECTION 8.  REGISTRATION; LICENSE; TRAFFIC SUMMONSES;
             PENALTIES AND FINES............................     6

SECTION 9.  MAINTENANCE AND REPAIRS.........................     6

SECTION 10. VEHICLE WARRANTIES..............................     6

SECTION 11. DISPOSITION.....................................     7

SECTION 12. RIGHTS OF LESSEE PLEDGED TO COLLATERAL AGENT....     7

SECTION 13. GENERAL INDEMNITY...............................     7
     Section 13.1.  Indemnity of the Lessor.................     7
     Section 13.2.  Indemnity of the Lessee.................     8
     Section 13.3.  Reimbursement Obligation by
                     the Lessee.............................     8
     Section 13.4.  Notice to Lessee of Claims..............     9
     Section 13.5.  Defense of Claims.......................     9

SECTION 14.  SUCCESSORS AND ASSIGNS; ASSIGNMENT.............     9


SECTION 15.  DEFAULT AND REMEDIES THEREFOR..................    10
     Section 15.1.  Events of Default.......................    10
     Section 15.2.  Effect of Lease Event of
                     Default................................    11
     Section 15.3.  Rights of Lessor Upon Lease
                     Event of Default.......................    11
     Section 15.4.  Measure of Damages......................    12

SECTION 16.  CERTIFICATION OF TRADE OR BUSINESS
              USE...........................................    13
SECTION 17.  SURVIVAL.......................................    13

SECTION 18.  MODIFICATION AND SEVERABILITY..................    13

SECTION 19.  CERTAIN REPRESENTATIONS AND
              WARRANTIES....................................    13
     Section 19.1.  Organization; Ownership; Power;
                     Qualification..........................    14
     Section 19.2.  Authorization; Enforceability...........    14
     Section 19.3.  Compliance..............................    14
     Section 19.4.  Litigation..............................    15
     Section 19.5.  Investment Company Act..................    15
     Section 19.6.  Regulations G, T, U and X...............    15
     Section 19.7.  Governmental Authorizations.............    15
     Section 19.8.  Absence of Default......................    15
     Section 19.9.  Compliance with Requirements of Law.....    15
     Section 19.10. Accuracy of Information.................    16
     Section 19.11. Solvency................................    16
     Section 19.12. Supplemental Documents True and
                     Correct................................    16

SECTION 20.  CERTAIN AFFIRMATIVE COVENANTS..................    16
     Section 20.1.  Corporate Existence; Foreign
                     Qualification..........................    16
     Section 20.2.  Books, Records and Inspections              16
     Section 20.3.  Accounting Methods; Financial
                     Records................................    17
     Section 20.4.  Insurance...............................    17
     Section 20.5.  Reporting Requirements..................    17
     Section 20.6.  Taxes and Liabilities...................    18
     Section 20.7.  Compliance with Requirements
                     of Law.................................    18
     Section 20.8.  Maintenance of the Vehicles.............    18
     Section 20.9.  Change of Location or Name..............    18

SECTION 21.  CERTAIN NEGATIVE COVENANTS.....................    18
     Section 21.1.  Mergers, Consolidations.................    18
     Section 21.2.  Liens...................................    19
     Section 21.3.  Use of Vehicles.........................    19

SECTION 22.  FORUM SELECTION AND CONSENT TO JURISDICTION....    19

SECTION 23.  GOVERNING LAW..................................    19

SECTION 24.  JURY TRIAL.....................................    20

SECTION 25.  NOTICES........................................    20


SECTION 26.  HEADINGS.......................................    20

SECTION 27.  EXECUTION IN COUNTERPARTS......................    20

SECTION 28.  EFFECTIVENESS..................................    21

SECTION 29.  SEVERABILITY...................................    21

ATTACHMENT A           Vehicle Acquisition Schedule
ATTACHMENT B           Form of Certification of Trade or Business
                       Use
ATTACHMENT C           Lease Schedule
SCHEDULE I             DEFINITIONS LIST
LEASE ANNEX

                      MASTER MOTOR VEHICLE LEASE AGREEMENT


     This Master Motor Vehicle Lease Agreement (the "Base Lease" and, as
                                                     ----------
supplemented by the Lease Annex, this "Agreement" or "Lease"), dated as of
                                       ---------      -----
October 17, 1996, by and between RCTR, Inc., a Delaware corporation ("RCTR" or
                                                                      ----
the "Lessor"), and Ryder TRS, Inc., f/k/a RCTR Holdings, Inc., a Delaware
     ------
corporation ("Ryder" or the "Lessee").
              -----          ------


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Lessor has acquired certain Initial Vehicles (such capitalized term, together with all other capitalized terms used herein, shall have the meanings assigned thereto in Section 1) in connection with the acquisition (the
                             ---------
"Acquisition") of substantially all of the assets of the Consumer Truck Rental division of Ryder Truck Rental, Inc., a Florida corporation (the "Seller") pursuant to the Asset and Stock Purchase Agreement dated as of September 19, 1996, by and between the Seller and the Lessee; and

     WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, Vehicles including Initial Vehicles for use in the Lessee's truck rental operations;

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     SECTION 1.   CERTAIN DEFINITIONS.
                  -------------------

          Section 1.1  Certain Definitions.  As used in this Agreement and
                       --------------------
unless the context requires a different meaning, capitalized terms not otherwise defined herein or in the Lease Annex hereto shall have the meanings assigned to such terms in the Definitions List, attached as Schedule I, as such Schedule I
                                                ----------          ----------
may be amended, supplemented or modified from time to time in accordance herewith (the "Definitions List").
               ----------------

          Section 1.2  Accounting and Financial Determinations.  Where the
                       ----------------------------------------
character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Agreement, in accordance with GAAP. When used herein, the term "financial statement" shall include the notes and schedules thereto.

          Section 1.3  Cross References; Headings.  The words  "hereof",
                       ---------------------------
"herein" and "hereunder" and words of a similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Annex, Section, Schedule and Exhibit references contained in this Agreement are references to Annexes, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

          Section 1.4  Interpretation.  In this Agreement, unless the context
                       ---------------
otherwise requires:

           (a) the singular includes the plural and vice versa;
                                                    ---- -----

           (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to any Person in a particular capacity only refers to such Person in such capacity;

           (c) reference to any gender includes the other gender;

           (d) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

           (e) "including" (and, with correlative meaning, "include") means including without limiting the generality of any description preceding such term;

           (f) "or" is not exclusive; and

           (g) with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

     SECTION 2. GENERAL AGREEMENTS.
                -------------------

          Section 2.1  Operating Lease.  As specified in the Lease Annex, each
                       ---------------
of the Lessee and the Lessor intends that (i) this Agreement be an operating lease with respect to the Vehicles, and (ii) each Vehicle leased pursuant to this Agreement shall be leased hereunder as if such Vehicle were the only Vehicle leased pursuant to this Agreement.

          Section 2.2  Leasing of Vehicles.  From time to time, subject to the
                       --------------------
terms and conditions hereof, the Lessor agrees to lease to the Lessee and the Lessee agrees to lease from the Lessor the Initial Vehicles and each additional Subsequently

Acquired Vehicle identified in vehicle order summaries (each, a "Vehicle
                                                                 -------
Order"). The Lessee shall deliver to the Lessor each Vehicle Order, together
-----
with a schedule containing the information with respect to the Subsequently Acquired Vehicles included within such Vehicle Order as is set forth in Attachment A hereto, or in such form as is otherwise requested by the Lessor
------------
(each, a "Vehicle Acquisition Schedule"). A lease schedule for all the Vehicles
          ----------------------------
is attached hereto as Attachment C. In addition, the Lessee shall provide such
                      ------------
other information regarding such Subsequently Acquired Vehicles as the Lessor may reasonably require from time to time.

          Section 2.3  Lessee to Act as Lessor's Agent.  The Lessor agrees that
                       --------------------------------
the Lessee may act as the Lessor's agent in filing claims on behalf of the Lessor for damage in transit, and other Manufacturer delivery claims related to the Subsequently Acquired Vehicles leased hereunder; provided, however, that the
                                                     --------  -------
Lessor may hold the Lessee liable for losses due to the Lessee's actions in performing as the Lessor's agent hereunder. In addition, the Lessor agrees that the Lessee shall make arrangements for delivery of Vehicles to a location selected by the Lessee at the Lessee's expense to the extent that any such expense has not been included in the Capitalized Cost of such Vehicle. Unless otherwise instructed by the Lessor, the Lessee, acting as agent for the Lessor, shall be responsible for pursuing any rights of the Lessor with respect to the return of any Subsequently Acquired Vehicle to the Manufacturer thereof pursuant to the preceding sentence.

          Section 2.4  Payment of Purchase Price by Lessor.  Upon receipt of the
                       ------------------------------------
Manufacturer's invoice and certificate of origin in respect of any Subsequently Acquired Vehicle, the Lessor or its agent shall pay or cause to be paid to the dealer or the related Manufacturer in accordance with such Manufacturer's payment terms, as applicable, the Capitalized Cost of such Vehicle as established by the invoice of the dealer or the Manufacturer.

          Section 2.5  Non-liability of Lessor.  The Lessor shall not be liable
                       ------------------------
to the Lessee for any failure or delay in obtaining Vehicles or making delivery thereof. AS BETWEEN THE LESSOR AND THE LESSEE, THE LESSOR HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO MERCHANTABILITY, CONDITION, QUALITY, CAPABILITY, WORKMANSHIP, DURABILITY OR SUITABILITY OF THE VEHICLE IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES OR USES OF THE LESSEE, OR ANY WARRANTY THAT THE LEASED VEHICLES WILL SATISFY THE REQUIREMENTS OF ANY LAW OR ANY CONTRACT SPECIFICATION, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT THERETO. THE LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIMS AGAINST THE LESSOR AND ANY LEASED VEHICLE FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER AND, AS TO THE LESSOR, THE LESSEE LEASES THE LEASED VEHICLES "AS IS." The Lessor shall not be liable for any failure or delay in delivering any Vehicle ordered for lease pursuant to this Agreement, or for any failure to perform any provision hereof, resulting from fire or other casualty, natural disaster, riot, strike or other labor difficulty, governmental regulation or restriction, or any cause beyond the Lessor's direct control. IN NO EVENT SHALL THE LESSOR BE LIABLE FOR ANY INCONVENIENCES, LOSS OF PROFITS OR ANY OTHER CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, WHATSOEVER OR HOWSOEVER CAUSED, WHETHER RESULTING FROM ANY DEFECT IN OR ANY THEFT, DAMAGE, LOSS OR FAILURE OF ANY VEHICLE, OR OTHERWISE, AND THERE SHALL BE NO ABATEMENT OF RENT BECAUSE OF THE SAME.

     SECTION 3.   TERM.
                  -----

          Section 3.1  Vehicle Lease Commencement Date.  The "Vehicle Lease
                       -------------------------------        -------------
Commencement Date" shall mean, (i) for each Initial Vehicle, the date of this
-----------------
Agreement, and (ii) for each Subsequently Acquired Vehicle, the date referenced in the Vehicle Acquisition Schedule with respect to such Vehicle, which in no event shall be later than the date that funds are expended by the Lessor to acquire such Vehicle. A vehicle shall be deemed hereunder to be a Vehicle leased under the Lease on each day during the period (the "Vehicle Term") from
                                                           ------------
and including the Vehicle Lease Commencement Date to but excluding the Vehicle Lease Expiration Date.

          Section 3.2  Lease Commencement Date.  The "Lease Commencement Date"
                       -----------------------        -----------------------
shall mean the closing date for the Acquisition.  The "Lease Expiration Date"
                                                       ---------------------
shall mean the Vehicle Lease Expiration Date for the last Vehicle subject to lease by the Lessee hereunder. The "Term" of this Agreement shall mean the
                                     ----
period commencing on the Lease Commencement Date and ending on the Lease Expiration Date.

     SECTION 4.   CONDITIONS PRECEDENT. The agreement of the Lessor to make
                  ---------------------
available any Vehicle for lease to the Lessee is subject to (i) the satisfaction of the conditions to effectiveness specified in Section 28 and (ii) as of the
                                                ----------
Vehicle Lease Commencement Date for such Vehicle, no Potential Lease Event of Default or Lease Event of Default having occurred and be continuing on such date or would result from the making of such lease.

     SECTION 5.   RENT AND CHARGES.  The Lessee will pay Rent and certain other
                  ----------------
charges on a monthly basis as set forth in this Section 5:
                                                ---------

          Section 5.1.  Payment of Rent.  On each Payment Date, the Lessee shall
                        ----------------
pay to the Lessor the aggregate of all Rent payable on such Payment Date with respect to the Vehicles, as provided in the related Lease Annex.

          Section 5.2.  Payment of Casualty Payments.  On each Payment Date, the
                        ----------------------------
Lessee shall pay to the Lessor all Casualty

Payments that have accrued with respect to the Vehicles as provided in
Section 6.
---------

          Section 5.3.  Late Payment.  In the event the Lessee fails to remit
                        ------------
payment of any amount due under the Lease on or before the Payment Date, the amount not paid will be considered delinquent and will bear interest at a rate equal to 10% per annum, in each case from the date of such nonpayment until paid in full.

     SECTION 6.  CASUALTY OBLIGATION.  If a Vehicle becomes a Casualty, then the
                 -------------------
Lessee shall (a) promptly notify the Lessor of such occurrence, and (b) on the Payment Date next succeeding the last day of the Related Month in which the Lessee obtained actual knowledge that such Vehicle has become a Casualty, pay to the Lessor an amount (a "Casualty Payment") equal to the Fair Market Value of
                         ----------------
such Vehicle, calculated as of the first day of the Related Month in which the Lessee obtained actual knowledge that such Vehicle became a Casualty (net of Monthly Base Rent paid in respect of such Vehicle during such Related Month). Upon payment by the Lessee to the Lessor in accordance herewith of the Casualty Payment for any Vehicle that has become a Casualty, (i) the Lessor, upon request of the Lessee, shall cause title to such Vehicle to be transferred to the Lessee to facilitate liquidation of such Vehicle by the Lessee and (ii) the Lessee shall be entitled to any physical damage insurance proceeds applicable to such Vehicle (if at such time the Lessee carries such insurance coverage).

     SECTION 7.  VEHICLE USE.  The Lessee shall use Vehicles leased hereunder
                 -----------
solely for the Lessee's truck rental operations. The Lessee shall promptly and duly execute, deliver, file and record all such documents, statements, filings and registrations, and take such further actions as the Lessor shall from time to time reasonably request in order to establish and maintain the Lessor's title to and interest in the Vehicles and the related Certificates of Title as against the Lessee or any third party in any applicable jurisdiction. The Lessee may, at the Lessee's sole expense, change the place of principal location of any Vehicles. Within 60 days after any such change of location, the Lessee shall take all actions necessary to meet all material legal requirements applicable to such Vehicles. Following a Lease Event of Default, and upon the Lessor's request, the Lessee shall advise the Lessor in writing where all Vehicles leased hereunder as of such date are principally located. The Lessee shall not knowingly use any Vehicles, or knowingly permit the same to be used, for any unlawful purpose. The Lessor or any authorized representative of the Lessor may during reasonable business hours from time to time, upon reasonable prior notice, without disruption of the Lessee's business and subject to applicable law, inspect Vehicles and registration certificates, Certificates of Title and related documents covering Vehicles wherever the same be located.

     SECTION 8.  REGISTRATION; LICENSE; TRAFFIC SUMMONSES; PENALTIES AND FINES.
                 ------------------------------------------------------------
The Lessor, at its expense, shall be responsible for proper registration, licensing and titling of Vehicles. The Lessee shall pay or cause to be paid all traffic summonses, penalties, judgments and fines incurred with respect to any Vehicle during the Vehicle Term for such Vehicle or imposed during the Vehicle Term for such Vehicle by any Governmental Authority or Court with respect to Vehicles in connection with the Lessee's operation of Vehicles, and any such amounts paid by the Lessor on the Lessee's behalf, in its discretion upon at least 15 days' prior notice to the Lessee, will be reimbursed within thirty (30) days of the Lessor notifying the Lessee of such payment; provided, however, that
                                                         --------  -------
the Lessor shall not pay on the Lessee's behalf any traffic summons, or any penalty, judgment or fine for so long as such amount is being contested by the Lessee in good faith and by appropriate proceedings with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP and provided that the Lessee has agreed in writing to indemnify and hold the Lessor harmless from and against all loss, liability and expense arising out of such unpaid amounts (and, in any case, for so long as forfeiture of any Vehicles will not result from the failure to pay any such amounts).

    SECTION 9.  MAINTENANCE AND REPAIRS.  The Lessee shall perform or cause to
                -----------------------
be performed all maintenance and repairs, shall keep each Vehicle in good working order and condition, and shall maintain each Vehicle as required in order to keep the Manufacturer's warranty in force. The Lessee will be responsible for all warranty work. The Lessee shall comply with any Manufacturer's recall of any Vehicle. The Lessee shall pay, or cause to be paid, all usual and routine expenses incurred in the use and operation of Vehicles including, but not limited to, fuel, lubricants, and coolants. The Lessor shall reimburse the Lessee for all sums reasonably expended by the Lessee in compliance with its obligations under this Section 9. Any improvements or
                                           ---------
additions to a Vehicle shall become and remain the property of the Lessor, except that any addition or improvement to such a Vehicle made by the Lessee shall remain the property of the Lessee if it can be disconnected or removed from the Vehicle without impairing the functioning of or resale value thereof, other than any function or value provided by such addition or improvement.

     SECTION 10.  VEHICLE WARRANTIES.  If a Vehicle is covered by a
                  ------------------
Manufacturer's warranty, the Lessee, during the Vehicle Term, shall have the right to make any claims under such warranty which the Lessor could make and to receive related proceeds directly. As provided in Section 2.5, the Lessor makes
                                                  -----------
no warranty or representation whatsoever, express or implied, with respect to any Vehicle.

     SECTION 11.  DISPOSITION.
                  ------------

          Prior to the end of the Vehicle Term, the Lessee will, at its sole expense, deliver each Vehicle to the Lessor or dispose of it in accordance with the written instructions of the Lessor. Any rebates or credits applicable to the unexpired term of any license plates for a Vehicle shall inure to the benefit of the Lessor.

     SECTION 12.  RIGHTS OF LESSEE PLEDGED TO COLLATERAL AGENT.  Notwithstanding
                  --------------------------------------------
anything to the contrary contained in this Agreement (a) the Lessor acknowledges that pursuant to a Security Agreement dated as of October 17, 1996 (the

"Security Agreement") by and among the Lessee, certain of its subsidiaries and
-------------------
Citicorp, U.S.A. Inc., a Delaware corporation, as documentation agent and as collateral agent (the "Collateral Agent") for the Secured Parties (as such term
                       ----------------
is defined in the Security Agreement), the Lessee has granted a security interest to the Collateral Agent for the benefit of the Secured Parties, in all of its right, title and interest in, to and under this Lease and (b) the Lessee acknowledges that, in connection with the Securitization (as such term is defined in the Security Agreement), (i) the Lessor may grant a security interest to the Collateral Agent for the Securitization in, to and under the Lease and/or the Vehicles and (ii) on and after the Step-Up Date (as defined in the Security Agreement), the Lessor may, if required pursuant to Section 5.15(d) of the Credit Agreement to which the Security Agreement relates, grant a security interest to the Collateral Agent of its right, title and interest in, to and under the Lease and in and to the Vehicles.

     SECTION 13.  GENERAL INDEMNITY.
                  -----------------

          Section 13.1.  Indemnity of the Lessor.  The Lessee agrees to
                         -----------------------
indemnify and hold harmless the Lessor and the directors, officers, agents, employees and representatives (collectively, the "Lessor Indemnified Persons")
                                                  --------------------------
against any and all claims, demands and liabilities of whatsoever nature, and all costs and expenses, relating to or in any way arising out of:

               Section 13.1.1. any acts by the Lessee relating to the ordering, delivery, acquisition, rejection, installation, possession, custody by the Lessee of registration documents, use, nonuse, misuse, operation, deficiency, defect, transportation, repair, control or disposition of any Vehicle leased hereunder or to be leased hereunder; the foregoing shall include, without limitation, any liability (or any alleged liability) of the Lessor to any third party arising out of any of the foregoing, including, without limitation, all legal fees, costs and disbursements arising out of such liability (or alleged liability);

               Section 13.1.2. all (i) federal, state, county, municipal, foreign or other fees and taxes of whatever nature other than income taxes relating to use of the Vehicles levied or payable during the term of the Lease, including but not limited to license, qualification, registration, franchise, use, gross receipts, ad valorem, business, property (real or personal), excise, motor vehicle, and occupation fees and taxes with respect to any Vehicle or the lease, rental, use, operation, or disposition of any Vehicle by any Person or measured in any way by the value thereof or by the business of, investment by, or ownership by the Lessor or the Lessee with respect thereto, and (ii) documentary, stamp, filing, recording, mortgage or other taxes, if any, which may be payable by the Lessor or the Lessee in connection with this Agreement or the other Related Documents and any penalties or interest with respect thereto;

               Section 13.1.3. any violation by the Lessee of this Agreement or of any Related Documents to which the Lessee is a party or by which it is bound or any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection of any governmental or public body or authority and all other requirements having the force of law applicable at any time to any Vehicle or any action or transaction by the Lessee with respect thereto or pursuant to this Agreement; and

               Section 13.1.4. the administration, enforcement, waiver or amendment of this Agreement and any other Related Documents.

          Notwithstanding the foregoing, the Lessee shall have no duty to indemnify any Lessor Indemnified Person for any claims, demands, liabilities, costs, or expenses to the extent such claim, demand, liability, cost or expense arises out of or is due to such Person's gross negligence or willful misconduct.

          Section 13.2.  Indemnity of the Lessee.  The Lessor agrees to
                         -----------------------
indemnify and hold harmless the Lessee and its directors, officers, agents, employees and representatives (collectively, the "Lessee Indemnified Persons"
                                                  --------------------------
and, together with the Lessor Indemnified Persons, the "Indemnified Persons")
                                                        -------------------
against any and all claims, demands and liabilities of whatsoever nature, and all costs and expenses, relating to or in any way arising out of the enforcement of this Agreement and any other Related Documents.

     Notwithstanding the foregoing, the Lessor shall have no duty to indemnify any Lessee Indemnified Person for any claims, demands, liabilities, costs, or expenses to the extent such claim, demand, liability, cost or expense arises out of or is due to such Person's gross negligence or willful misconduct.

          Section 13.3.  Reimbursement Obligation by the Indemnifying Person.
                         ---------------------------------------------------
The Lessee or the Lessor, as the case may be (each an "Indemnifying Person")
                                                       -------------------
shall forthwith upon demand reimburse the Indemnified Person for any sum or sums expended by such Indemnified Person for which it is indemnified under Section 13.1 or 13.2, as the case may be, or shall pay such amounts directly upon request from such Indemnified Person; provided, however, that, if so requested by the Indemnifying
                    --------  -------
Person, the Indemnified Person shall submit to the Indemnifying Person a statement documenting any such demand for reimbursement or prepayment. To the extent that the Indemnifying Person in fact indemnifies the Indemnified Person under the indemnity provisions of this Agreement, the Indemnifying Person shall be subrogated to the rights of the Indemnified Person in the affected transaction and shall have a right to determine the settlementof claims therein. The obligations of any party contained in this Section 13 shall survive the
                                               ----------
expiration or earlier termination of this Agreement or any lease of any Vehicle hereunder; provided, however, that the factual or legal circumstances giving
           --------  -------
rise to the Indemnified Person's exposure to liability occur during the period that the Lease is in effect as to the Vehicle for which such exposure to liability arose.

          Section 13.4.  Notice to Lessee of Claims.  The Indemnified Person
                         --------------------------
shall notify the Indemnifying Person in writing (a "Notice of Claim") of the
                                                    ---------------
pendency of any such claim, action or facts referred to in this Section 13 for
                                                                ----------
which indemnity may be required.

          Section 13.5.  Defense of Claims.  Defense of any claim referred to in
                         -----------------
this Section 13 for which indemnity may be required shall, at the option and
     ----------
request of the Indemnifying Person, be conducted by the Indemnifying Person. Following receipt of any Notice of Claim, the Indemnifying Person will inform the Indemnified Person of its election to defend such claim. Such Indemnified Person may participate in any such defense at its own expense, provided such participation, in the Indemnifying Person's reasonable opinion, does not interfere with the Indemnifying Person's defense. The Indemnifying Person agrees that no Indemnified Person will be liable to the Indemnifying Person for any claim caused directly or indirectly by the inadequacy of any Vehicle for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide such or any interruption or loss of service or use thereof or any loss of business, all of which shall be the risk and responsibility of the Lessee, except to the extent that any of the foregoing is caused by the gross negligence or willful misconduct of such Indemnified Person. The rights and indemnities of each Indemnified Person hereunder are expressly made for the benefit of, and will be enforceable by, each Indemnified Person notwithstanding the fact that such Indemnified Person is not or is no longer a party to (or entitled to receive the benefits of) this Agreement.

     SECTION 14.   SUCCESSORS AND ASSIGNS; ASSIGNMENT.  This Agreement shall be
                   ----------------------------------
binding upon the Lessor, the Lessee and their respective successors and assigns, and shall inure to the benefit of the Lessee and the Lessor; provided, however, that the Lessee shall not have
                              --------  -------
the right to assign its rights or delegate its duties under this Agreement without the Lessor's prior written consent; and provided, further, the Lessee
                                                --------  -------
may rent such Vehicles in the ordinary course of its business. Any purported assignment in violation of this Section 14 shall be void and of no force or
                                ----------
effect.

     SECTION 15.  DEFAULT AND REMEDIES THEREFOR.
                  ------------------------------

          Section 15.1.  Events of Default.  Any one or more of the following
                         -----------------
will constitute an event of default (a "Lease Event of Default") as that term is
                                        ----------------------
used herein:

               Section 15.1.1. the occurrence of (i) a default in the payment of any Monthly Base Rent or Casualty Payment, and the continuance thereof for fifteen (15) Business Days, or (ii) a default in the payment of any amount payable under this Agreement (other than amounts described in clause (i) above)
                                                              ----------
and the continuance thereof for ten (10) Business Days;

               Section 15.1.2. any unauthorized assignment or transfer of this Agreement by the Lessee occurs;

               Section 15.1.3. the Lessee fails to comply with or perform any covenant, condition, agreement or provision of this Agreement (which failure does not constitute a Lease Event of Default under any of the other provisions of this Section 15) and the continuance of such failure for 60 days after the
        ----------
earlier of (i) the date the Lessor delivers written notice thereof to the Lessee and (ii) the date the Lessee obtains actual knowledge thereof and such failure (to the extent such provision does not incorporate a materiality limitation in its terms) materially adversely affects the interests of the Lessor;

               Section 15.14. any representation or warranty made by the Lessee in this Agreement or any Related Document is incorrect in any respect as of the date such warranty or representation is made and continues to be incorrect for a period of 60 days after the earlier of (i) the date on which written notice thereof shall have been given to the Lessee by the Lessor and (ii) the date on which the Lessee obtains actual knowledge thereof, and which failure to be correct (to the extent such representation and warranty does not incorporate a materiality limitation in its terms) materially adversely affects the interests of the Lessor, or any schedule, certificate, financial statement, report, notice, or other writing furnished by the Lessee to the Lessor is false or misleading in any respect on the date as of which the facts therein set forth are stated or certified, and continues to be incorrect in any respect for a period of 60 days after the earlier of (a) the date on which written notice thereof shall have been given to the Lessee by the Lessor and (b) the date on which the Lessee obtains actual knowledge thereof, and which failure to be correct materially adversely affects the interests of the Lessor;

          Section 15.1.5. an Event of Bankruptcy occurs with respect to the Lessee;

          Section 15.1.6. all or any portion of any Related Document shall at any time and for any reason not be in full force and effect or any event shall occur and be continuing, and such failure or event materially adversely affects the interests of the Lessor; or

          Section 15.1.7. the Pension Benefit Guaranty Corporation or the Internal Revenue Service shall have filed notice of one or more liens against the Lessee (unless such lien does not purport to cover any amount payable under this Agreement), and such notice shall have remained in effect for more than thirty (30) days unless, prior to the expiration of such period, the Lessee shall have removed such lien or shall have provided the Lessor with a bond in an amount at least equal to the amount of such liens.

          Section 15.2.  Effect of Lease Event of Default.  (a)  If any Lease
                         --------------------------------
Event of Default shall occur and be continuing, the rights of the Lessee to place Vehicle Orders pursuant to this Agreement (but not otherwise) shall immediately terminate; (b) if a Lease Event of Default described in Section
                                                                    -------
15.1.1(i), 15.1.2 or 15.1.5, shall occur, the Lessor may declare all Rent for
---------  ------    ------
the Lease Term to be due and payable, whereupon such Rent shall, subject to

Section 15.4, become immediately due and payable and upon written demand by the
------------
Lessor, the Lessee shall return or deliver the Vehicles pursuant to the Lessor's instructions; and (c) if any other Lease Event of Default shall occur and be continuing for more than 90 days, the Lessor may declare the Rent for the Lease Term to be due and payable, whereupon such Rent shall, subject to Section 15.4,
                                                                  ------------
become immediately due and payable and upon written demand by the Lessor, the Lessee shall return or deliver the Vehicles pursuant to the Lessor's instructions.

          Section 15.3.  Rights of Lessor Upon Lease Event of Default.  If a
                         --------------------------------------------
Lease Event of Default shall occur, then the Lessor at its option may:

                (i) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee of the applicable covenants and terms of this Agreement or to recover damages for the breach hereof calculated in accordance with Section 15.4; or
                                          ------------

                (ii) by notice in writing to the Lessee, terminate this Agreement in its entirety and/or the right of possession hereunder of the Lessee as to the Vehicles, whereupon all rights and interests of the Lessee to the

     Vehicles (except as otherwise provided herein) will cease and terminate (but the Lessee will remain liable hereunder as herein provided, calculated in accordance with Section 15.4); and thereupon the Lessor or its agents
                        ------------
     may peaceably enter upon the premises of the Lessee or other premises where such Vehicles may be located and take possession of them and thenceforth hold, possess and enjoy the same free from any right of the Lessee, or its successors or assigns, to employ such Vehicles for any purpose whatsoever consistent with the mitigation of losses and damages, and the Lessor will, nevertheless, have a right to recover from the Lessee any and all amounts which under the terms of Section 15.2 (as limited by Section 15.4) of this
                              ------------                ------------
     Agreement may be then due. Each and every power and remedy hereby specifically given to the Lessor will be in addition to every other power and remedy hereby specifically given or now or hereafter existing at law, in equity or in bankruptcy and each and every power and remedy may be exercised from time to time and simultaneously and as often and in such order as may be deemed expedient by the Lessor; provided, however, that the
                                                     --------  -------
     measure of damages recoverable against the Lessee will in any case be calculated in accordance with Section 15.4. All such powers and remedies
                                   ------------
     will be cumulative, and the exercise of one will not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Lessor in the exercise of any such power or remedy and no renewal or extension of any payments due hereunder will impair any such power or remedy or will be construed to be a waiver of any default or any acquiescence therein. Any extension of time for payment hereunder or other indulgence duly granted to the Lessee will not otherwise alter or affect the Lessor's rights or the obligations hereunder of the Lessee. The Lessor's acceptance of any payment after it will have become due hereunder will not be deemed to alter or affect the Lessor's rights hereunder with respect to any subsequent payments or defaults therein; or

                (iii) Upon a default in the performance (after giving effect to any grace periods provided herein) by the Lessee of its obligations under
     Section 21.2 hereof with respect to certain Vehicles, the Lessor shall have
     ------------
     the right to take actions reasonably necessary to correct such default with respect to the subject Vehicles.

          Section 15.4.  Measure of Damages.  If a Lease Event of Default shall
                         -------------------
occur and the Lessor exercises the remedies granted to the Lessor under this
Section 15 the amount that the Lessor shall be permitted to recover from the
----------
Lessee shall be equal to:

                (i)   the payment due pursuant to Section 15.2; plus
                                                  ------------  ----

                (ii) any damages and expenses which the Lessor shall have sustained by reason of the Lease Event of Default, together with reasonable sums for such attorneys' fees and such expenses as will be expended or incurred in the seizure, storage, rental or sale of the Vehicles or in the enforcement of any right or privilege hereunder or in any consultation or action in such connection; plus
                                ----

                (iii) all other amounts due and payable under this Agreement;
     plus
     ----
                (iv) interest from time to time on amounts due and unpaid under this Agreement computed at a rate equal to 10% per annum, computed from the date of the Lease Event of Default or the date payments were originally due the Lessor under this Agreement or from the date of each expenditure by the Lessor which is recoverable from the Lessee pursuant to this Section 15, as
                                                                  ----------
     applicable, to and including the date payments are made by the Lessee;
     minus
     -----

                (v) an amount equal to all sums realized by the Lessor from the liquidation or releasing of the Vehicles leased hereunder.

     SECTION 16.  CERTIFICATION OF TRADE OR BUSINESS USE.  Pursuant to Section
                  --------------------------------------
7701 of the Code and as set forth in Attachment B hereto, the Lessee will
                                     ------------
warrant and certify that (1) the Lessee intends to use the Vehicles in a trade or business of the Lessee, and (2) the Lessee has been advised that it will not be treated as the owner of the Vehicles for federal income tax purposes.

     SECTION 17.  SURVIVAL.  In the event that, during the term of this
                  ---------
Agreement, the Lessor or the Lessee becomes liable for the payment or reimbursement of any obligations, claims or taxes pursuant to any provision hereof, such liability will continue, notwithstanding the expiration or termination of this Agreement, until all such amounts are paid or reimbursed by the Lessor or the Lessee, respectively.

     SECTION 18.  MODIFICATION AND SEVERABILITY.  No delay on the part of the
                  -----------------------------
Lessor in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Lessor and the Lessee.

     SECTION 19.  CERTAIN REPRESENTATIONS AND WARRANTIES.  Each party hereto
                  --------------------------------------
represents and warrants to the other party that as of the date hereof:

          Section 19.1.  Organization; Ownership; Power; Qualification.  Such
                         ---------------------------------------------
party (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, and (iii) is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization, except where the failure to so qualify is not reasonably likely to have a Material Adverse Effect.

          Section 19.2.  Authorization; Enforceability.  Such party has the
                         -----------------------------
corporate power and has taken all necessary corporate action to authorize it to execute, deliver and perform this Agreement and each of the other Related Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by such party and each of the other Related Documents to which it is a party is a legal, valid and binding obligation of such party, as applicable, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by the availability of equitable remedies.

     The execution, delivery and performance by such party of this Agreement does not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of such party or of any rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its Assets; except to the extent that any such contravention or default would not have a Material Adverse Effect.

          Section 19.3.  Compliance.  The execution, delivery and performance,
                         ----------
in accordance with their respective terms, by each party of this Agreement and each of the other Related Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent, approval, authorization or registration not already obtained or effected, except where the failure to obtain any such consent, approval or authorization or to register is not reasonably likely to have a Material Adverse Effect, (ii) violate any applicable law with respect to which violation is reasonably likely to have a Material Adverse Effect or (iii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of such party, or under any indenture, agreement, or other instrument to which it is a party or by which its properties may be bound, which conflict, breach or default is reasonably likely to have a Material Adverse Effect.

          Section 19.4.  Litigation.  Except for claims as to which the insurer
                         ----------
has admitted coverage in writing and which are fully covered by insurance, no claims, litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or, to the best of such party's knowledge, threatened against it, which is reasonably likely to have a Material Adverse Effect.

          Section 19.5.  Investment Company Act.  Such party is not an
                         ----------------------
"investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act, and it is not subject to any other statute which would have a material adverse effect on its ability to perform its obligations under this Agreement or the other Related Documents, and the entering into or performance by it of this Agreement does not violate any provision of such Act and does not require any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority.

          Section 19.6.  Regulations G, T, U and X.  Such party is not engaged
                         -------------------------
principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System). Neither such party nor any Person acting on its behalf has taken or will take action to cause the execution, delivery or performance of this Agreement to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          Section 19.7.  Governmental Authorizations.  Such party has all
                         ---------------------------
licenses, franchises, permits and other governmental authorizations necessary for all businesses presently carried on by each (including owning and leasing the real and personal property owned and leased by it), except where failure to obtain such licenses, franchises, permits and other governmental authorizations is not reasonably likely to have a Material Adverse Effect.

          Section 19.8.  Absence of Default.  No event has occurred or failed to
                         ------------------
occur which has not been remedied or waived, the occurrence or non-occurrence of which constitutes a Lease Event of Default or a Potential Lease Event of Default and no party hereto is subject to any judgment, decree or final order pursuant to which the Lessor or the Lessee any of their properties, respectively, may be bound or affected that is reasonably likely to have a Material Adverse Effect.

          Section 19.9.  Compliance with Requirements of Law.  Such party is in
                         -----------------------------------
compliance with, and has obtained all qualifications required under, all applicable Requirements of Law, the failure to comply with which is reasonably likely to have a Material Adverse Effect.

          Section 19.10.  Accuracy of Information.  All certificates, reports,
                          -----------------------
statements, documents and other information furnished to the Lessor by or on behalf of the Lessee, and to the Lessee by or on behalf of the Lessor, pursuant to any provision of any Related Document, or in connection with or pursuant to any amendment or modification of, or waiver under, any Related Document, shall, at the time the same are so furnished, be complete and correct to the extent necessary to give to the other party true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the other party shall constitute a representation and warranty by the party providing the same made on the date the same are furnished to the Lessor or Lessee, as the case may be, to the effect specified herein.

          Section 19.11.  Solvency.  As of the date hereof, neither the Lessor
                          --------
nor the Lessee is insolvent (as such term is defined in the Bankruptcy Code), both parties have adequate capital or assets to carry on their respective business, and both parties intend to and believe that they will be able to pay their respective debts as such debts become due.

          Section 19.12.  Certain Documents True and Correct.  All information
                          ----------------------------------
contained in any Vehicle Acquisition Schedule which has been submitted, or which may hereafter be submitted by the Lessee to the Lessor is, or will be, true, correct and complete in all material respects.

     SECTION 20.   CERTAIN AFFIRMATIVE COVENANTS.  The Lessee covenants and
                   -----------------------------
agrees that, until the expiration or termination of this Agreement, and thereafter until its obligations under this Agreement and the Related Documents are satisfied in full, unless at any time the Lessor shall otherwise expressly consent in writing, it will:

          Section 20.1.  Corporate Existence; Foreign Qualification.  Do and
                         ------------------------------------------
cause to be done at all times all things necessary to (i) maintain and preserve its corporate existence and corporate power and authority to own its properties and to carry on its business, and (ii) be duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and the failure to so qualify is reasonably likely to have a Material Adverse Effect.

          Section 20.2.  Books, Records and Inspections.  (i)  Maintain complete
                         ------------------------------
and accurate books and records with respect to Vehicles leased under this Agreement; (ii) at any time and from time to time during regular business hours, upon reasonable prior notice from the Lessor and subject to the normal security and confidentiality procedures of the Lessee, provide reasonable access to such documentation and permit the Lessor (or such other person who may be designated from time to time by the Lessor), or its agents or representatives to examine and make copies of such books, records and documents in the possession or under the control of the Lessee relating to the Vehicles leased under this Agreement as the Lessor or such person may reasonably request; and (iii) permit the Lessor to visit the office (which office shall be in the continental United States and, if it is not the office where such materials normally are kept, shall be accessible without unreasonable effort or expense) and properties of the Lessee for the purpose of examining such materials, and to discuss matters relating to the Vehicles leased under this Agreement or the Lessee's performance under this Agreement with the Lessee's independent public accountants or with any of the officers or employees of the Lessee having knowledge of such matters.

          Section 20.3.  Accounting Methods; Financial Records.  Maintain, and
                         -------------------------------------
cause its material Subsidiaries to maintain, a system of accounting established and administered in accordance with GAAP, keep, and cause its material Subsidiaries to keep, adequate records and books of account in which complete entries will be made in accordance with such accounting principles and reflecting all transactions required to be reflected by such accounting principles and keep, and cause its material Subsidiaries to keep, accurate and complete records of their respective properties and assets.

          Section 20.4.  Insurance.  (a)  Maintain or cause to be maintained,
                         ---------
with financially sound and reputable insurers, (i) personal injury and damage insurance (including self-insurance) with respect to the Vehicles and (ii) insurance with respect to its properties and business (including self-insurance) against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations and the Lessee shall, from time to time, deliver to the Lessor, as the Lessor shall request, copies of certificates describing all insurance then in effect; provided, however, that
                                                      --------  -------
the Lessee may continue its current practices of self-insurance.

     (b) Within 30 days of the date hereof, the Lessee will require that each insurance policy referred to in the foregoing clause (a) provide for at least
                                              ----------
thirty (30) days' prior written notice to the Lessor of any termination of or proposed cancellation or nonrenewal of such policy and that each insurance policy name the Lessor as an additional insured or additional loss payee, as appropriate, pursuant to certificates in form and substance reasonably satisfactory to the Lessor.

          Section 20.5.  Reporting Requirements.  Furnish, or cause to be
                         ----------------------
furnished to the Lessor, such information, documents, or reports respecting the Vehicles as the Lessor may from time to time reasonably request in order to protect its interests under or as contemplated by this Agreement or any other Related Document.

          Section 20.6.  Taxes and Liabilities.  Pay when due all taxes,
                         ---------------------
assessments and other material (determined on a consolidated basis) liabilities of the Lessee except as contested in good faith and by appropriate proceedings with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP if and so long as forfeiture of any Vehicles will not result from the failure to pay any such taxes, assessments or other material liabilities during the period of any such contest.

          Section 20.7.  Compliance with Requirements of Law.  Maintain in
                         -----------------------------------
effect all qualifications required under applicable Requirements of Law and will comply with all other applicable Requirements of Law, the failure to maintain or comply with which is reasonably likely to have a Material Adverse Effect.

          Section 20.8.  Maintenance of the Vehicles.  The Lessee will maintain
                         ---------------------------
and cause to be maintained in good operating condition all of the Vehicles in accordance with its ordinary business practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Lessee is engaged.

          Section 20.9.  Change of Location or Name.  During the Term, the
                         --------------------------
Lessee will not change (a) the location of its principal place of business, chief executive office or its consolidated records concerning its business and financial affairs, or (b) its legal name or the name under or by which it conducts its business, in each case without first giving the Lessor at least 30 days' advance written notice thereof; provided, however, that notwithstanding
                                      --------  -------
the foregoing, the Lessee shall not change the location of its principal place of business, chief executive office or its consolidated records concerning its business and financial affairs to any place outside the United States of America.

     SECTION 21.  CERTAIN NEGATIVE COVENANTS.  Until the expiration or
                  --------------------------
termination of this Agreement and thereafter until the obligations of the Lessee are paid in full, the Lessee agrees that, unless at any time the Lessor shall otherwise expressly consent in writing, it will not:

          Section 21.1.  Mergers, Consolidations.  Be a party to any merger or
                         -----------------------
consolidation, other than (i) a merger or consolidation of any Affiliate of the Lessee into or with the Lessee (provided that the Lessee is the surviving corporation) or (ii) a merger or consolidation of the Lessee into or with another entity if the corporation formed by such consolidation or into or with which the Lessee is merged shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and, if the Lessee is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Lessor, the performance of every covenant and obligation of the Lessee hereunder and under all other Related Documents.

          Section 21.2.  Liens.  Create or permit to exist any Lien with respect
                         -----
to any Vehicle, whether now or hereafter acquired, except Permitted Liens.

          Section 21.3.  Use of Vehicles.  Use or contractually permit any
                         ---------------
Vehicles to be used in any manner for any illegal purposes or that could subject any Vehicles to confiscation.

     SECTION 22.  FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION
                  -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LESSOR OR THE LESSEE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY VEHICLE OR OTHER PROPERTY MAY BE BROUGHT, AT THE LESSOR'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH VEHICLE OR OTHER PROPERTY MAY BE FOUND. THE LESSOR AND THE LESSEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS OF THE STATE OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE LESSOR AND THE LESSEE FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE LESSOR AND THE LESSEE HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE LESSOR AND THE LESSEE HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR PROPERTY, EACH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     SECTION 23.  GOVERNING LAW.  THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER
                  -------------
AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations and all rights of the Lessor and the Lessee expressed herein shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement.

     SECTION 24.  JURY TRIAL.  EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY
                  ----------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 25.  NOTICES.  All notices, amendments, waivers, consents and other
                  -------
communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

                    Ryder TRS, Inc.
                    8669 N.W. 36th Street
                    Miami, Florida 33166
                    Attention:  President
                    Telephone:  (305) 500-8000
                    Facsimile:  (305) 470-7946

                    RCTR, Inc.
                    8669 N.W. 36th Street
                    Miami, Florida 33166
                    Attention:  President
                    Telephone:  (305) 500-8900
                    Facsimile:  (305) 470-7951

     SECTION 26.  HEADINGS.  Section headings used in this Agreement are for
                  --------
convenience of reference only and shall not affect the construction of this Agreement.

     SECTION 27.  EXECUTION IN COUNTERPARTS.  This Agreement may be executed in
                  -------------------------
any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     SECTION 28.   EFFECTIVENESS.  This Agreement shall become effective on the
                   -------------
Lease Commencement Date, subject to the prior or concurrent delivery of each of the following documents (in form and substance satisfactory to the Lessor and the Lessee):

          (a) Certificate of Incorporation.  The certificate of incorporation of
              ----------------------------
each of the Lessee and the Lessor, duly certified by the Secretary of State of the jurisdiction of its incorporation, together with a copy of its by-laws, duly certified by the Secretary or an Assistant Secretary of the Lessee or the Lessor, as the case may be;

           (b) Resolutions.  Copies of resolutions of the Board of Directors of
               -----------
each of the Lessee and the Lessor authorizing or ratifying the execution, delivery and performance of those documents and matters required of it with respect to this Agreement;

           (c) Consents, etc.  Copies of all documents evidencing any necessary
               -------------
corporate action, consents and governmental approvals (if any) with respect to this Agreement;

           (d) Good Standing Certificates.  Certificates of good standing for
               --------------------------
each of the Lessee and the Lessor in the jurisdiction of its organization and the jurisdiction of its principal place of business;

           (e) Lease Schedule.  A true and correct copy of Attachment C;
               --------------

           (f) The representations and warranties contained in Section 19 shall
                                                               ----------
be true and correct in all respects (except to the extent any such representation and warranty does not incorporate a materiality limitation in its terms and the failure of such representation and warranty to be true and correct in all respects does not materially adversely affect the interest of the Lessor); and

           (g) Other.  Such other documents as the Lessor or the Lessee may
               -----
reasonably request.

     SECTION 29.  SEVERABILITY.  Any provision of this Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement or caused it to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  LESSEE:
                                  ------


                                  By:  /s/ Wallace L. Rueckel
                                     ------------------------------
                                     Name:   Wallace L. Rueckel
                                     Title:  Senior Vice President


                                  LESSOR:
                                  ------


                                  By: /s/ Wallace L. Rueckel
                                     -------------------------------
                                     Name:   Wallace L. Rueckel
                                     Title:  Senior Vice President

                                 ATTACHMENT A
                                 ------------

                         Vehicle Acquisition Schedule
                         ----------------------------

     1    Vehicle Group Number (Vehicle Model)
     2    Model Year
     3    Vehicle Identification Number (last eight digits) (VIN)
     4    Vehicle Lease Commencement Date
     5    Maximum Vehicle Lease Term
     6    Capitalized Cost
     7    Monthly Base Rent
     8    Garaging State

                                 ATTACHMENT B
                FORM OF CERTIFICATION OF TRADE OR BUSINESS USE
                ----------------------------------------------

     The undersigned, __________ of Ryder TRS, Inc., a Delaware corporation, hereby warrants and certifies, that (1) the Lessee intends to use the Vehicles in a trade or business of the Lessee, and (2) the Lessee has been advised that it will not be treated as the owner of the Vehicles for federal income tax purposes.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed this 17th day of October, 1996.


                                     RYDER TRS, INC.


                                     By:
                                        -------------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                                                      SCHEDULE I

                                DEFINITIONS LIST

     "Acquisition" is defined in the recitals to the Lease.
      -----------

     "Affiliate" means, with respect to any specified Person, another Person
      ---------
that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and "controlled" and "controlling" have meanings correlative to the foregoing. For purposes of the Lease, the Lessee shall not be considered to be an Affiliate of the Lessor.

     "Appraisal Procedure" means that the parties shall consult for the purpose
      -------------------
of determining such amount or value by mutual agreement. In the absence of such agreement, either party may notify the other requesting determination of such amount or value by appraisal and in such event the parties shall consult for the purpose of appointing a mutually acceptable qualified independent appraiser (whose cost shall be paid by the Lessee.) If the parties are unable to agree on an appraiser within 20 days after the giving of such notice, such amount or value shall be determined by a panel of three independent appraisers, one of whom shall be selected (and paid for) by the Lessee and another of whom shall be selected (and paid for) by the Lessor and the third of whom (whose cost shall be borne equally by the Lessor and the Lessee) shall be selected by agreement of the first two appraisers (or, if such two appraisers are unable to agree upon a third appraiser within 10 days, by the United States District Judge for the Southern District of New York then senior in service); provided, however, that
                                                       --------  -------
if either such party shall fail to select an independent appraiser within 10 days after the expiration of such 20-day period, such determination shall be made solely by the appraiser selected by one of the parties and his cost shall be borne by the Lessee if the Lessee shall have failed to select an appraiser and by the Lessor if the Lessor shall have failed to select an appraiser. The appraiser(s) appointed pursuant to the foregoing procedure shall be instructed to determine such amount or value within 60 days after the appointment of the last of such appraisers and such determination shall be final, binding and conclusive upon the parties. If three appraisers shall be appointed, the determination of the appraiser which differs most from the other two appraisers shall be excluded, the remaining two determinations shall be averaged and such average shall constitute the determination of the appraisers. Each appraiser shall be experienced and shall be independent of the Lessee, the Lessor and the manufacturers of any of the Vehicles.

     "Asset Purchase Agreement" means the Asset Purchase Agreement, dated as of
      ------------------------
September 19, 1996, by and between the Seller and the Lessee as amended from time to time.

     "Assets" means any interest of any kind in any assets or property of any
      ------
kind (including, without limitation, any security interest in Vehicles), tangible or intangible, real, personal or mixed, now owned or hereafter acquired by the Lessee.

     "Bankruptcy Code" means The Bankruptcy Reform Act of 1978, as amended from
      ---------------
time to time, and as codified as 11 U.S.C. Section 101 et seq.
                                                       -- ---

     "Base Lease" means the Master Motor Vehicle Lease Agreement, dated as of
      ----------
October 17, 1996, between the Lessor and the Lessee, as the same may be amended, modified or supplemented from time to time in accordance with its terms, exclusive of the Lease Annex.

     "Board of Directors" means the Board of Directors of the Lessee or any
      ------------------
authorized committee of the Board of Directors.

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which banks are authorized by law to close in New York City, New York or Minneapolis, Minnesota.

     "Capitalized Cost" means, with respect to each Vehicle, the price paid for
      ----------------
such Vehicle by the Lessor to the dealer or Manufacturer selling such Vehicle, including dealer profit and delivery charges but excluding taxes and any registration or titling fees.

     "Casualty" means, with respect to any Vehicle, that (i) such Vehicle is
      --------
lost, converted or stolen for a period of at least 90 days or (ii) such Vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use.

     "Casualty Payment" is defined in Section 6 of the Lease.
      ----------------                ---------

     "Certificate of Title" means, with respect to each Vehicle, the certificate
      --------------------
of title applicable to such Vehicle duly issued in accordance with the certificate of title act or statute of the jurisdiction applicable to such Vehicle.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

     "Collateral Agent" is defined in Section 12 of the Lease.
      ----------------

     "Controlled Group" means, with respect to any Person, such Person, whether
      ----------------
or not incorporated, and any corporation, trade or business that is, along with such Person, a member of a controlled group of corporations or a controlled group of trades or businesses as described in Sections 414(b) and (c), respectively, of the Code.

     "Court" means any court, tribunal, arbitrator or other adjudicative
      -----
authority in any proceeding.

     "Definitions List" means this Definitions List, as amended or modified from
      ----------------
time to time in accordance with the terms of the Lease.

     "Disposition Date" means if such Vehicle (i) was returned to the Lessor,
      ----------------
the date that such Vehicle was accepted for return by the Lessor, (ii) was disposed of by the Lessee in accordance with any instructions of the Lessor, the date on which such Vehicle was delivered to the location designated by the Lessor in accordance with the Lessor's instructions, or (iii) was sold to any Person, the date on which the proceeds of such sale are received by the Lessor.

     "Disposition Proceeds" means the net proceeds from the sale or disposition
      --------------------
of a Vehicle to any Person.

     "Dollar" and the symbol "$" mean the lawful currency of the United States.
      ------                  -

     "Event of Bankruptcy" shall be deemed to have occurred with respect to a
      -------------------
Person if:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

          (c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

     "Fair Market Value" means the fair market sales value of the Vehicles that
      -----------------
would be obtained in an arm's-length transaction between an informed and willing buyer (other than a buyer currently in possession) and an informed and willing seller, in each case under no compulsion to sell or buy, as determined in accordance with the Appraisal Procedure assuming in the determination of such fair market sales value, that the Vehicles are in the condition and repair required to be maintained by the terms of the Lease, and unencumbered by this Lease. In the determination of such fair market sales value, all alternative uses in the hands of such buyer including, without limitation, further leasing of the Vehicles, shall be taken into account.

     "GAAP" means the generally accepted accounting principles promulgated or
      ----
adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

     "Governmental Authority" means any Federal, state, local or foreign court
      ----------------------
or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
any Related Document refer to such Related Document as a whole and not to any particular Section, paragraph or provision of such Related Document.

     "including" means including without limiting the generality of any
      ---------
description preceding such term, and, for purposes of each Related Document, the parties thereto agree that the rule of ejusdem generis shall not be applicable
                                       ------- -------
to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Indemnified Persons" is defined in Sections 13.2 of the Lease.
      -------------------                -------------

     "Indemnifying Person" is defined in Section 13.3 of the Lease.
      -------------------                ------------

     "Investment Company Act" means the Investment Company Act of 1940, as
      ----------------------
amended.

     "Initial Vehicles" means all trucks acquired by the Lessor from the Seller
      ----------------
pursuant to the Acquisition.

     "Lease" means the Base Lease, together with all Lease Annexes, as the same
      -----
may be amended, modified or supplemented from time to time in accordance with its terms.

     "Lease Annex" means the Annex to the Base Lease, as the same may be
      -----------
amended, supplemented or modified from time to time in accordance with its terms.

     "Lease Commencement Date" is defined in Section 3.2 of the Lease.
      -----------------------                -----------

     "Lease Event of Default" is defined in Section 15.1 of the Lease.
      ----------------------                ------------

     "Lease Expiration Date" is defined in Section 3.2 of the Lease.
      ---------------------                -----------

     "Lessee" means Ryder TRS, Inc., in its capacity as lessee under the Lease,
      ------
or any successor by merger to Ryder TRS, Inc. in accordance with Section 21.1 of
                                                                 ------------
the Lease, or any other permitted successor or assignee of Ryder TRS, Inc., in its capacity as Lessee, pursuant to Section 14 of the Lease.
                                    ----------

     "Lessee Indemnified Persons" is defined in Section 13.2.
      --------------------------                ------------

     "Lessor" means RCTR, Inc. in its capacity as the lessor under the Lease.
      ------

     "Lessor Indemnified Persons" is defined in Section 13.1.
      --------------------------                ------------

     "Lien" means, when used with respect to any Person, any interest in any
      ----
real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.

     "Manufacturer" means a manufacturer of trucks.
      ------------

     "Material Adverse Effect" means, with respect to any occurrence, event or
      -----------------------
condition:

          (i) a materially adverse effect on the financial condition, business, assets or operations of the Lessor or the Lessee and their respective Subsidiaries taken as a whole;

          (ii) a materially adverse effect on the ability of the Lessor or the Lessee to perform its material obligations under any of the Related Documents to which each is a party; and

          (iii)  a materially adverse effect on the enforceability of the Lease.

     "Maximum Vehicle Lease Term" is defined in paragraph 5 of the Lease Annex.
      --------------------------                -----------

     "Monthly Base Rent" with respect to the Vehicles is defined in the Lease
      -----------------
Annex.

     "Operating Lease" means the Base Lease as supplemented by the Lease Annex.
      ---------------

     "Payment Date" means the 20th day of each month, or if such date is not a
      ------------
Business Day, the next succeeding Business Day; provided, however, that the
                                                --------  -------
first Payment Date is November 20, 1996.

     "Permitted Liens" means (i) Liens for current taxes not delinquent or for
      ---------------
taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics', materialmen's, landlords', warehousemen's and carrier's Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not more than thirty days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, and (iii) Liens in favor of the Lessor.

     "Person" means any natural person, corporation, business trust, joint
      ------
venture, association, company, partnership, joint stock company, corporation, trust, unincorporated organization or Governmental Authority.

     "Potential Lease Event of Default" means an event which with the giving of
      --------------------------------
notice or lease of time or both would constitute a Lease Event of Default.

     "Related Documents" means, collectively, the Lease and the Asset Purchase
      -----------------
Agreement.

     "Related Month" means, with respect to any Payment Date or other date, the
      -------------
most recently ended calendar month; provided, however, that the initial Related
                                    --------  -------
Month shall be the period from and including the closing date of the Acquisition to and including the last day of the calendar month in which such closing occurs.

     "Rent" is defined in paragraph 9 of the Lease Annex.
      ----                -----------

     "Requirements of Law" means with respect to any Person or any of its
      -------------------
property, the certificate of incorporation or articles of association and by-laws, certificate of limited partnership, limited partnership agreement or other organizational or governing documents of such Person, and any law, ordinance, treaty, rule or regulation, requirement or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

     "Security Agreement" is defined in Section 12 of the Lease.
      ------------------                ----------

     "Subsequently Acquired Vehicles" means all trucks acquired by the Lessor
      ------------------------------
after the closing date of the Acquisition pursuant to a Vehicle Order delivered to the Lessor by the Lessee.

     "Term" is defined in Section 3.2 of the Lease.
      ----                -----------

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ----
States and the District of Columbia.

     "Vehicles" means, collectively, the Initial Vehicles and the Subsequently
      --------
Acquired Vehicles.

     "Vehicle Acquisition Schedule" is defined in Section 2.2 of the Lease.
      ----------------------------                -----------

     "Vehicle Lease Commencement Date" is defined in Section 3.1 of the Lease.
      -------------------------------                -----------

     "Vehicle Lease Expiration Date", with respect to each Vehicle, means the
      -----------------------------
earliest of (i) the Disposition Date for such Vehicle, (ii) if such Vehicle becomes a Casualty, the date funds in the amount of the Net Book Value thereof are received by the Lessor from the Lessee in accordance with the Lease, and
(iii) the last day of the Maximum Vehicle Lease Term.

     "Vehicle Order" is defined in Section 2.2 of the Lease.
      -------------                -----------

     "Vehicle Term" is defined in Section 3.1 of the Lease.
      ------------                -----------

     "Vehicle Title Nominee Agreement" means the Vehicle Title Nominee
      -------------------------------
Agreement, dated as of October 17, 1996, between Ryder Truck Rental, Inc. and the Lessor.

     "written" or "in writing" means any form of written communication,
      -------      ----------
including, without limitation, by means of telex, telecopier device, telegraph or cable.

                                  LEASE ANNEX

                                     to the

                      MASTER MOTOR VEHICLE LEASE AGREEMENT

                          Dated as of October 17, 1996

                                    between

                                   RCTR, Inc.

                                   as Lessor,

                                      and

                                Ryder TRS, Inc.

                                   as Lessee

      1.  Scope of Annex.  This Annex shall apply only to the acquisition and
          --------------
leasing of the Vehicles by the Lessor pursuant to the Base Lease, as supplemented by this Lease Annex (collectively, the "Operating Lease").
                                                     ---------------

      2.  General Agreement.  Lessor and Lessee intend that for all purposes
          -----------------
(including, but not limited to, financial accounting, regulatory accounting, federal income tax purposes and all applicable state and local income, franchise, sales, use and excise tax purposes and for purposes of any foreign corporation, business registration or doing business statutes), (A) the Lease with regard to the Vehicles will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, as well as for all tax purposes, (B) the Lessor will be treated as the owner and lessor of the Vehicles, (C) Lessee will be treated as the lessee of the Vehicles, and (D) Lessor will be entitled to all tax benefits ordinarily available to an owner of property similar to the Vehicles for such tax purposes.

      3.  Operating Lease Commitment.  Upon the execution and delivery of this
          --------------------------
Operating Lease, the Lessor shall, subject to the terms and conditions of the Base Lease, purchase from time to time on or after the Lease Commencement Date and prior to the Lease Expiration Date, all Subsequently Acquired Vehicles identified in Vehicle Orders placed by the Lessee for a purchase price equal to the Capitalized Cost thereof.

      4.  Lease Procedures.  In connection with the acquisition of any
          ----------------
Subsequently Acquired Vehicles to be leased on or after the Lease Commencement Date, the Lessee shall deliver to the Lessor a Vehicle Order (including a Vehicle Acquisition Schedule) with respect to all Subsequently Acquired Vehicles to be leased by the Lessor on the related Vehicle Lease Commencement Date.

      5.  Maximum Vehicle Lease Term.  The maximum Vehicle lease term of the
          --------------------------
Operating Lease as it relates to each Vehicle leased hereunder (the "Maximum
                                                                     -------
Vehicle Lease Term") shall be from the Vehicle Lease Commencement Date to the
------------------
date that is two-thirds of the remaining economic life of such Vehicle as calculated from the Vehicle Lease Commencement Date and as set forth on the Vehicle Acquisition Schedule. On the occurrence of such date for a Vehicle not previously disposed of, the Lessee shall, (a) on behalf of the Lessor, promptly dispose of such Vehicle in accordance with the terms hereof and in accordance with any instructions of the Lessor for such disposition, (b) in each case, provide that Disposition Proceeds be paid directly to the Lessor and (c) pay to the Lessor, in accordance with this Operating Lease, any other amounts unpaid and owing from the Lessee under the Lease in respect of such Vehicle.

      6.  Conditions of Return.  Except in the case of Casualty the Lessee
          --------------------
agrees to return each Vehicle on the applicable

Vehicle Lease Expiration Date in good operating condition, normal wear and tear excepted.

      7.  Lessor's Right to Cause Vehicles to be Sold.  Notwithstanding anything
          -------------------------------------------
to the contrary contained in the Base Lease, the Lessor shall have the right, at any time within twenty one days prior to the Vehicle Lease Expiration Date for each Vehicle, to require that the Lessee exercise commercially reasonable efforts to arrange for the sale of such Vehicle to a third party for a price at least equal to the Fair Market Value thereof, in which event the Lessee shall so arrange for such a sale. If a sale of the Vehicle is arranged by the Lessee prior to the Vehicle Lease Expiration Date, then the Lessee shall deliver the Vehicle to the purchaser thereof and the Lessee shall cause to be delivered to the Lessor the funds paid for such Vehicle by the purchaser. If the Lessee is unable to arrange for a sale of the Vehicle in accordance with Lessor's instructions, then the Lessee shall cease attempting to arrange for such a sale and shall return such Vehicle to the Lessor or otherwise dispose of the Vehicle in accordance with Lessor's instructions. Except as otherwise expressly agreed upon by the Lessor, in no event shall any Vehicle be sold pursuant to this paragraph 8 unless the funds to be paid to the Lessor arising out of such sale
-----------
are at least equal to the Fair Market Value of such Vehicle.

      8.  Calculation of Rent. Rent shall be due and payable on a monthly basis
          -------------------
as set forth in this paragraph 9:
                     -----------

          "Monthly Base Rent", with respect to each Payment Date and each
           -----------------
      Vehicle leased under the Lease shall be determined (as set forth in Attachment C, as amended from time to time) by calculating the monthly payment (consistent with standard financial practice) utilizing the following variables: (a) if such Vehicle is an Initial Vehicle, Fair Market Value thereof and if such Vehicle is a Subsequently Acquired Vehicle, the Capitalized Cost thereof, (b) the number of months equal to two-thirds of the remaining economic life of such Vehicle, and (d) a monthly interest rate of .5%.

      9.  Payment of Rent and Other Payments.

          (a)  Monthly Base Rent. On each Payment Date, the Lessee shall pay to
               -----------------
      the Lessor the Monthly Base Rents that have accrued during the Related Month with respect to all Vehicles that were leased under the Operating Lease on any day during the Related Month;

          (b)  Casualty Payments. On each Payment Date, the Lessee shall pay to
               -----------------
      the Lessor all Casualty Payments as provided in Section 5.2 of the Base
                                                      -----------
      Lease; and

          (c)  Certain Other Payments.  The Lessee shall direct all Disposition
               ----------------------
      Proceeds payable in respect of Vehicles to be paid directly to the Lessor. The Lessee agrees that in

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

      the event it shall receive directly any such payment, including cash, securities, obligations or other property, the Lessee shall accept the same as the Lessor's agent and shall hold the same in trust on behalf of and for the benefit of the Lessor.

      10. Net Lease.  THE OPERATING LEASE SHALL BE A NET LEASE, AND THE LESSEE'S
          ---------
OBLIGATION TO PAY ALL RENT AND OTHER SUMS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY ABATEMENT OR REDUCTION FOR ANY REASON WHATSOEVER. The obligations and liabilities of the Lessee hereunder shall in no way be released, discharged or otherwise affected (except as may be expressly provided herein for any reason). The Operating Lease shall be noncancelable by the Lessee and, except as expressly provided herein, the Lessee, to the extent permitted by law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender the Operating Lease, or to any diminution or reduction of Rent payable by the Lessee hereunder. All payments by the Lessee made hereunder shall be final (except to the extent of adjustments provided for herein), absent manifest error and, except as otherwise provided herein, the Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever, absent manifest error. If for any reason whatsoever the Operating Lease shall be terminated in whole or in part by operation of law or otherwise except as expressly provided herein, the Lessee shall nonetheless pay an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of the Operating Lease as if it had not been terminated in whole or in part. All covenants and agreements of the Lessee herein shall be performed at its cost, expense and risk unless expressly otherwise stated.

      11. Liens.  Except for Permitted Liens, the Lessee shall keep all Vehicles
          -----
leased by it free of all Liens arising during the Vehicle Term. Upon the Vehicle Lease Expiration Date for each Vehicle leased hereunder, the Lessor may, in its discretion, remove any such Lien and any sum of money that may be paid by the Lessor in release or discharge thereof, including attorneys' fees and costs, will be paid by the Lessee upon demand by the Lessor. The Lessor may grant security interests in the Vehicles without consent of the Lessee.

      12. Non-Disturbance.  So long as the Lessee satisfies its obligations
          ---------------
hereunder, its quiet enjoyment, possession and use of the Vehicles will not be disturbed during the Term subject, however, to paragraph 8 of this Annex and
                                               -----------
except that the Lessor retains the right, but not the duty, to inspect the Vehicles without disturbing the ordinary conduct of the Lessee's business. Upon the request of the Lessor, from time to time, the Lessee will make reasonable efforts to confirm to the Lessor the location, mileage and condition of each Vehicle and to make available for the Lessor's inspection within a reasonable time period, not to exceed forty-five (45) days, the Vehicles at the location where the Vehicles are normally domiciled. Further, the Lessee will, during normal business hours and with a notice of three (3) Business Days, make its records pertaining to the Vehicles available to the Lessor for inspection at the location where the Lessee's records are normally domiciled.

      13. Certain Risks of Loss Borne by Lessee.  During the Maximum Lease
          -------------------------------------
Term, as between the Lessor and the Lessee, the Lessee assumes and bears the risk of loss, damage, theft, taking, destruction, attachment, seizure, confiscation or requisition and all other risks and liabilities with respect to such Vehicle, including personal injury or death and property damage, arising with respect to any Vehicle due to the manufacture, purchase, acceptance, rejection, delivery, leasing, subleasing, possession, use, inspection, operation, condition, maintenance, repair or storage of such Vehicle, howsoever arising.

      14. Title.  This is an agreement to lease only, and title to the Vehicles
          -----
will at all times remain in the Lessor's name. The Lessee will not have any rights or interest in such Vehicles whatsoever other than the rights of possession and use as provided by this Operating Lease.

                                 *     *     *

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